   As Filed with the Securities and Exchange Commission on February 12, 1999
                                                      Registration No. 333-24385
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ----------------------


                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-3

                             REGISTRATION STATEMENT
                                      UNDER

                           THE SECURITIES ACT OF 1933


                             ----------------------


                           HMT TECHNOLOGY CORPORATION
             (Exact name of Registrant as specified in its charter)

        DELAWARE                                         94-3084354
(STATE OF INCORPORATION)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                1055 PAGE AVENUE
                            FREMONT, CALIFORNIA 94538
                                 (510) 683-6000
       (Address, including zip code, and telephone number, including area code of Registrant's principal executive offices)

                             ----------------------

                                RONALD L. SCHAUER
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           HMT TECHNOLOGY CORPORATION
                                1055 PAGE AVENUE
                            FREMONT, CALIFORNIA 94538
                                 (510) 683-6000
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                             ----------------------

                                   Copies To:
                              JAMES C. KITCH, ESQ.
                             JULIA L. DAVIDSON, ESQ.
                               COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                        PALO ALTO, CALIFORNIA 94306-2155
                                 (650) 843-5000



================================================================================

      Termination of Offering and Removal of Securities From Registration

     The Registrant hereby withdraws from registration $230,000,000 of its 5-3/4% Convertible Subordinated Notes due 2004, less any amounts which have been previously sold or transferred.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Fremont, State of California on February 9, 1999.


                                        HMT TECHNOLOGY CORPORATION


                                        By: /s/ Ronald L. Schauer
                                           -------------------------------------
                                           Ronald L. Schauer
                                           President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE                                  TITLE                              DATE
---------                                  -----                              ----
/s/ Ronald L. Schauer         Chairman of the Board, President          February 9, 1999
----------------------------  and Chief Executive Officer
Ronald L. Schauer             (Principal Executive Officer)

                              Director
----------------------------
Donald P. Beadle


             *                Director                                  February 9, 1999
----------------------------
Bruce C. Edwards

/s/ Peter S. Norris           Vice President, Finance, Chief            February 9, 1999
----------------------------  Financial Officer, Officer, Treasurer
Peter S. Norris               and Assistant Secretary (Principal
                              Financial and Accounting Officer)


             *                Director                                  February 9, 1999
----------------------------
Neil M. Garfinkel


             *                Director                                  February 9, 1999
----------------------------
Walter G. Kortschak


/s/ Richard S. Love           Director                                  February 10, 1999
----------------------------
Richard S. Love


/s/ Harry G. VanWickle        Director                                  February 11, 1999
----------------------------
Harry G. VanWickle


*By: /s/ Ronald L. Schauer
    ------------------------
    Ronald L. Schauer
    Attorney-in-Fact